Exhibit 10.26

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (“Amendment”) is made and entered into as of February 15, 2022, by and between BRANDYWINE CIRA, L.P., a Pennsylvania limited partnership (“Landlord”), and CABALETTA BIO, INC., a Delaware corporation (“Tenant”).

A.Landlord and Tenant are parties to a Lease (“Current Lease”) dated as of February 11, 2019, for the Premises deemed to contain 7,672 rentable square feet presently known as Suite 600 in the Building known as Cira Centre located at 2929 Arch Street, Philadelphia, Pennsylvania. The Current Lease as amended by this Amendment is referred to herein as the “Lease”.

B.The Term currently expires on July 31, 2022. Landlord and Tenant agree to amend the Current Lease to extend the Term upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and intending to be legally bound, Landlord and Tenant hereby agree as follows:

1.Incorporation of Recitals; Definitions. The recitals set forth above are hereby incorporated herein by reference as if set forth in full in the body of this Amendment. Capitalized terms used but not otherwise defined in this Amendment have the respective meanings given to them in the Current Lease.

2.Term. The Term is hereby extended by an additional 35 months, for the period commencing on August 1, 2022, and terminating on June 30, 2025. Any and all options of Tenant to extend the Term, or expand or reduce the size of the Premises, including without limitation rights of first refusal, offer, and negotiation, are hereby deleted in their entireties and are of no further force and effect.

3.Fixed Rent. Effective on August 1, 2022, “Fixed Rent” shall mean the fixed rent in the amounts set forth below:

Time Period	Annual Fixed Rent Per Rentable Square Foot of Premises	Annualized Fixed Rent	Monthly Fixed Rent
8/1/22 – 12/31/22 (“Fixed Rent Abatement Period”)	$0.00	$0.00	$0.00
1/1/23 – 12/31/23	$36.43	$279,490.96	$23,290.91
1/1/24 – 12/31/24	$37.34	$286,472.48	$23,872.71
1/1/25 – 6/30/25	$38.27	$293,607.44	$24,467.29

During the Fixed Rent Abatement Period, Fixed Rent and Tenant’s Share of Operating Expenses are abated in full but Tenant shall pay to Landlord: (i) utilities as set forth in the Lease; and (ii) use and occupancy taxes. Notwithstanding the foregoing, if at any time during the Term an Event of Default occurs, then the abatement of Fixed Rent provided above immediately becomes void, and the monthly Fixed Rent during the Fixed Rent Abatement Period equals $23,290.91.

4.Condition of Premises. Tenant acknowledges and agrees that Landlord has no obligation under the Lease to make any improvements to or perform any work in the Premises, or provide any improvement allowance, and Tenant accepts the Premises in their current “AS IS” condition.

5.Relocation. The first sentence of Section 24 of the Current Lease is hereby deleted in its entirety and replaced with the following:

“RELOCATION. Landlord, at its sole expense, on at least 6 months’ prior written notice to Tenant,

may require Tenant to move from the Premises to another suite of substantially comparable size and décor in the Building, considering Tenant’s use of existing furniture at the time of relocation.”

6.Brokers. Landlord and Tenant each represents and warrants to the other that such representing party has had no dealings, negotiations, or consultations with respect to the Premises or this transaction with any broker or finder other than a Landlord affiliate, representing Landlord. Each party must indemnify, defend, and hold harmless the other from and against any and all liability, cost, and expense (including reasonable attorneys’ fees and court costs), arising out of or from or related to its misrepresentation or breach of warranty under this Section. This Section will survive the expiration or earlier termination of the Term.

7.Notices. The current address for notices to Landlord under the Lease are set forth below:

Brandywine Cira, L.P.

c/o Brandywine Realty Trust

Attn: Legal Notices/Legal Dept., RE: Building 150

Cira Centre

2929 Arch St., Suite 1800

Philadelphia, PA 19104

Phone: 610-325-5600

Email: Legal.Notices@bdnreit.com

8.Effect of Amendment; Ratification. Landlord and Tenant hereby acknowledge and agree that, except as provided in this Amendment, the Current Lease has not been modified, amended, canceled, terminated, released, superseded, or otherwise rendered of no force or effect. The Current Lease is hereby ratified and confirmed by the parties hereto, and every provision, covenant, condition, obligation, right, term, and power contained in and under the Current Lease continues in full force and effect, affected by this Amendment only to the extent of the amendments and modifications set forth herein. In the event of any conflict between the terms and conditions of this Amendment and those of the Current Lease, the terms and conditions of this Amendment control. To the extent permitted by applicable law, Landlord and Tenant hereby waive trial by jury in any action, proceeding, or counterclaim brought by either against the other on any matter arising out of or in any way connected with the Lease, the relationship of Landlord and Tenant, or Tenant’s use or occupancy of the Building, any claim or injury or damage, or any emergency or other statutory remedy with respect thereto. Tenant specifically acknowledges and agrees that the Confession of Judgment provisions of the Current Lease are restated in full below:

In addition to, and not in lieu of any of the foregoing rights granted to Landlord:

(1)WHEN THIS LEASE OR TENANT’S RIGHT OF POSSESSION SHALL BE TERMINATED BY COVENANT OR CONDITION BROKEN, OR FOR ANY OTHER REASON, EITHER DURING THE TERM OF THIS LEASE OR ANY RENEWAL OR EXTENSION THEREOF, AND ALSO WHEN AND AS SOON AS THE TERM HEREBY CREATED OR ANY EXTENSION THEREOF SHALL HAVE EXPIRED, IT SHALL BE LAWFUL FOR ANY ATTORNEY AS ATTORNEY FOR TENANT TO FILE AN AGREEMENT FOR ENTERING IN ANY COMPETENT COURT AN ACTION TO CONFESS JUDGMENT IN EJECTMENT AGAINST TENANT AND ALL PERSONS CLAIMING UNDER TENANT, WHEREUPON, IF LANDLORD SO DESIRES, A WRIT OF EXECUTION OR OF POSSESSION MAY ISSUE FORTHWITH, WITHOUT ANY PRIOR WRIT OF PROCEEDINGS, WHATSOEVER, AND PROVIDED IF FOR ANY REASON AFTER SUCH ACTION SHALL HAVE BEEN COMMENCED THE SAME SHALL BE DETERMINED AND THE POSSESSION OF THE PREMISES HEREBY DEMISED REMAIN IN OR BE RESTORED TO TENANT, LANDLORD SHALL HAVE THE RIGHT UPON ANY SUBSEQUENT DEFAULT OR DEFAULTS, OR UPON THE TERMINATION OF THIS LEASE AS HEREINBEFORE SET FORTH, TO BRING ONE OR MORE ACTION OR ACTIONS AS HEREINBEFORE SET FORTH TO RECOVER POSSESSION OF THE SAID PREMISES.

(2)In any action to confess judgment in ejectment, Landlord shall first cause to be filed in such action an affidavit made by it or someone acting for it setting forth the facts necessary to authorize the entry of judgment, of which facts such affidavit shall be conclusive evidence, and if a true copy of this Lease (and of the truth of the copy such affidavit shall be sufficient evidence) be filed in such action, it shall not be necessary to file the original as a warrant of attorney, any rule of Court, custom or practice to the contrary notwithstanding. Tenant represents to Landlord that it has a gross income of at least $10,000.

TENANT WAIVER. TENANT SPECIFICALLY ACKNOWLEDGES THAT TENANT HAS VOLUNTARILY, KNOWINGLY, AND INTELLIGENTLY WAIVED CERTAIN DUE PROCESS RIGHTS TO A PREJUDGMENT HEARING BY AGREEING TO THE TERMS OF THE FOREGOING PARAGRAPHS REGARDING CONFESSION OF JUDGMENT. TENANT FURTHER SPECIFICALLY AGREES THAT IN THE EVENT OF DEFAULT, LANDLORD MAY PURSUE MULTIPLE REMEDIES INCLUDING OBTAINING POSSESSION PURSUANT TO A JUDGMENT BY CONFESSION. FURTHERMORE, TENANT SPECIFICALLY WAIVES ANY CLAIM AGAINST LANDLORD AND LANDLORD’S COUNSEL FOR VIOLATION OF TENANT’S CONSTITUTIONAL RIGHTS IN THE EVENT THAT JUDGMENT IS CONFESSED PURSUANT TO THIS LEASE.

TENANT: CABALETTA BIO, INC.

By:	/s/Anup Marda
Name:	Anup Marda
Title:	Chief Financial Officer
Date:	15 February 2022

9.Representations. Each of Landlord and Tenant represents and warrants to the other that the individual executing this Amendment on such party’s behalf is authorized to do so. Tenant and Landlord hereby represent and warrant to each other that, to their respective knowledge, neither party is in default under the Current Lease, nor any event that with the giving of notice or the passage of time, or both, will constitute a default under the Current Lease.

10.Counterparts; Electronic Transmittal. This Amendment may be executed in any number of counterparts, each of which when taken together will be deemed to be one and the same instrument. The parties acknowledge and agree that notwithstanding any law or presumption to the contrary, the exchange of copies of this Amendment and signature pages by electronic transmission will constitute effective execution and delivery of this Amendment for all purposes, and signatures of the parties hereto transmitted and/or produced electronically will be deemed to be their original signature for all purposes.

11.OFAC. Each party hereto represents and warrants to the other that such party is not a party with whom the other is prohibited from doing business pursuant to the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of the Treasury, including those parties named on OFAC’s Specially Designated Nationals and Blocked Persons List. Each party hereto is currently in compliance with, and must at all times during the Term remain in compliance with, the regulations of OFAC and any other governmental requirement relating thereto. Each party hereto must defend, indemnify, and hold harmless the other from and against any and all claims, damages, losses, risks, liabilities and expenses (including reasonable attorneys’ fees and costs) incurred by the other to the extent arising from or related to any breach of the foregoing certifications. The foregoing indemnity obligations will survive the expiration or earlier termination of the Lease.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the date first-above written.

LANDLORD:
BRANDYWINE CIRA, L.P.

By: Brandywine Cira, L.L.C., its general partner

By:	/s/Stephen P. Rush
Name:	Steven P. Rush
Title:	Vice President, Leasing
Date:	16 February 2022

TENANT:
CABALETTA BIO, INC.

By:	/s/Anup Marda
Name:	Anup Marda
Title:	Chief Financial Officer
Date:	15 February 2022